UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 15, 2008

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-641-8580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Information regarding Amendment No. 4 to RPA (as defined below) set forth under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 15, 2008, Ferro Corporation and three of its subsidiaries, Ferro Color & Glass Corporation, Ferro Pfanstiehl Laboratories, Inc. and Ferro Finance Corporation, amended Ferro Corporation’s $75 million asset securitization program by entering into Amendment No. 4 to Second Amended and Restated Receivables Purchase Agreement, dated December 15, 2008, among Ferro Corporation, Ferro Color & Glass Corporation, Ferro Pfanstiehl Laboratories, Inc., Ferro Finance Corporation, CAFCO, LLC, Citicorp North America, Inc., and Citibank, N.A. ("Amendment No. 4 to RPA").

Amendment No. 4 to RPA is to grant Ferro Finance Corporation the option to repurchase all, and not less than all, of the receivable interests included in the asset securitization program. This option, if exercised, will result in the termination of the asset securitization program. As a result of the execution of Amendment No. 4 to RPA, Ferro Finance Corporation will no longer be considered a qualified special purpose entity, and its financial statements will be consolidated with those of Ferro Corporation prospectively after December 15, 2008. The amendment also is intended to make Ferro Corporation's reporting of the asset securitization program more transparent and consistent with proposed future changes in accounting standards.

On October 31, 2008, Ferro Corporation and three of its subsidiaries, Ferro Color & Glass Corporation, Ferro Pfanstiehl Laboratories, Inc. and Ferro Finance Corporation, amended Ferro Corporation’s $75 million asset securitization program by entering into (a) Amendment No. 3 to Second Amended and Restated Receivables Purchase Agreement, dated October 31, 2008, by and among Ferro Corporation, Ferro Finance Corporation, CAFCO, LLC, and Citicorp North America, Inc. ("Amendment No. 3 to RPA") and (b) Amendment No. 1 to Amended and Restated Purchase and Contribution Agreement, dated October 31, 2008, by and among Ferro Finance Corporation, Ferro Corporation and Citicorp North America, Inc. ("Amendment No. 1 to PCA").

Pursuant to Amendment No. 3 to RPA and Amendment No. 1 to PCA, Ferro Corporation repurchased certain accounts receivable previously included in the asset securitization program to permit Ferro Corporation to sell such receivables as part of the sale of its fine chemicals business to Novolyte Technologies LP. The repurchase of such accounts receivable and the sale of the U.S. portion of Ferro Corporation’s fine chemicals business was completed on October 31, 2008. In order to provide a complete history of Ferro Corporation’s asset securitization program, Amendment No. 3 to RPA and Amendment No. 1 to PCA are described herein, and attached hereto as Exhibits 10.2 and 10.3, respectively.

The foregoing summary is qualified in its entirety by reference to the text of Amendment No. 4 to RPA, Amendment No. 3 to RPA and Amendment No. 1 to PCA, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1: Amendment No. 4 to Second Amended and Restated Receivables Purchase Agreement, dated December 15, 2008, among Ferro Corporation, Ferro Color & Glass Corporation, Ferro Pfanstiehl Laboratories, Inc., Ferro Finance Corporation, CAFCO, LLC, Citicorp North America, Inc., and Citibank, N.A.

Exhibit 10.2: Amendment No. 3 to Second Amended and restated Receivables Purchase Agreement, dated October 31, 2008, by and among Ferro Corporation, Ferro Finance Corporation, CAFCO, LLC, and Citicorp North America, Inc.

Exhibit 10.3: Amendment No. 1 to Amended and Restated Purchase and Contribution Agreement dated October 31, 2008 by and among Ferro Finance Corporation, Ferro Corporation and Citicorp North America, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

December 16, 2008	By:	Sallie B. Bailey

Name: Sallie B. Bailey
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 4 to Second Amended and Restated Receivables Purchase Agreement, dated December 15, 2008, among Ferro Corporation, Ferro Color & Glass Corporation, Ferro Pfanstiehl Laboratories, Inc., Ferro Finance Corporation, CAFCO, LLC, Citicorp North America, Inc., and Citibank, N.A.
10.2	Amendment No. 3 to Second Amended and restated Receivables Purchase Agreement, dated October 31, 2008, by and among Ferro Corporation, Ferro Finance Corporation, CAFCO, LLC, and Citicorp North America, Inc.
10.3	Amendment No. 1 to Amended and Restated Purchase and Contribution Agreement dated October 31, 2008 by and among Ferro Finance Corporation, Ferro Corporation and Citicorp North America, Inc.